Exhibit 8

ROYAL & SUN ALLIANCE INSURANCE GROUP PLC AND ITS GROUP SUBSIDIARIES	Structure Chart as at 01.05.06 ITEM 19 EXHIBIT NUMBER 8

Location	Principal Activity	Status	Company Name and Immediate parent shareholding

England	INS HOLD	active	Royal & Sun Alliance Insurance Group plc (“RSAIG”)
England		dormant	--- Foxstern Limited (100.00%)
England	Mortgages	active	--- Royal & Sun Alliance Insurance Finance Limited (100.00%)
England	INS HOLD	active	--- Royal Insurance Holdings plc (100.00%)
England	Holding Co	active	--- Blue Holdco Limited (100.00%)
England	GEN INS	active	--- R&SA Marketing Services PLC (100.00%)
England	GEN INS	active	--- Royal & Sun Alliance Insurance plc (100.00%)
England	Inspection of Machinery	active	--- B.E. Inspection Limited (100.00%)
Italy		active	--- B.E. Inspection Italia SRL (95.00%)
Italy		dormant	--- Royal & SunAlliance Team Srl (100.00%)
England		dormant	--- Bretton Financial Services Holdings Limited (100.00%)
England	real estate	active	--- Archbest Limited (100.00%)
England	Mortgage Finance	active	--- Bretton Financial Services Limited (100.00%)
England	GEN INS	active	--- British and Foreign Marine Insurance Company Limited (85.69%)
England	GEN INS	active	--- British Aviation Insurance Company Limited (27.36%)
England	GEN INS	active	--- British Engine Insurance Limited (100.00%)
Italy		active	--- B.E. Inspection Italia SRL (5.00%)
England	GEN INS	active	--- Cavendish Insurance Limited (100.00%)
England		dormant	--- Royal Insurance Service Company Limited (00.70%)
England		dormant	--- Commercial Bridging Limited (100.00%)
England		in liquidation	--- Cultview Limited (100.00%)
England	Mortgage Finance	active	--- Home Bridging Limited (100.00%)
England	real estate	active	--- Industrial Investments Limited (100.00%)
Guernsey	GEN INS	active	--- Insurance Corporation of the Channel Islands Limited (100.00%)
Guernsey		active	--- Insurance Corporation Service Company Limited (99.98%)
England		in liquidation	--- Marlyn Homes Centre Limited (100.00%)
England		dormant	--- Non-Destructive Testers Limited (100.00%)
England		in liquidation	--- Allen & Harris (Newbury) Limited (100.00%)
England		in liquidation	--- Brown & Mumford Limited (100.00%)
England		in liquidation	--- Fox & Sons (East) Limited (100.00%)
England		in liquidation	--- Fox & Sons (South) Limited (100.00%)
England		in liquidation	--- Fox & Sons Limited (100.00%)
England		in liquidation	--- Fox Commercial Limited (100.00%)
England		in liquidation	--- Fox Professional Services Limited (100.00%)
England		in liquidation	--- Fox Property Services Limited (100.00%)
England		dormant	--- John Thornborrow & Company Limited (100.00%)
England		dormant	--- Kent Insurance Company Limited (100.00%)
England		dormant	--- Law Union and Rock Company Limited (100.00%)
England		in liquidation	--- Legal Assistance Limited (100.00%)
England		in liquidation	--- Moody & Co. (Estate Agents) Limited (100.00%)
England		dormant	--- Oyston and Longden & Cook Limited (100.00%)
England		in liquidation	--- Oyston Estate Agency Limited (100.00%)
England		in liquidation	--- Philip G Robinson Limited (100.00%)
England		in liquidation	--- Rles Estate Agents Limited (100.00%)
England		dormant	--- Royal Insurance Property Management Limited (100.00%)
England		dormant	--- Royal Insurance Service Company (U.K.) Limited (100.00%)
England		dormant	--- Royal Insurance Service Company Limited (99.30%)
England		dormant	--- Royal Life Corporate Business Services Limited (100.00%)
England		dormant	--- Royal Life Direct Marketing Limited (100.00%)
England		dormant	--- Royal Life Finance Limited (100.00%)
England		dormant	--- Roysun Limited (100.00%)
England		in liquidation	--- Stappard & Hill Limited (100.00%)
England		in liquidation	--- Swetenhams Limited (100.00%)
England		dormant	--- Takefine Builders Limited (100.00%)
England		in liquidation	--- The Advice Service Limited (50.00%)
England		in liquidation	--- The Claims Service Limited (100.00%)
England		in liquidation	--- The Finance Service Limited (100.00%)
England		dormant	--- Westgate House Nominees Holdings Limited (100.00%)
England		dormant	--- Westgate House Nominees Limited (100.00%)
scotland		dormant	--- Westgate Properties (Scotland) Limited (100.00%)
England		in liquidation	--- Pepper Fox Limited (100.00%)
Jersey	Holding Co	active	--- PHS Holdings Limited (100.00%)
England		active	--- Pet Healthcare Services Limited (100.00%)
England		active	--- Polaris U.K. Limited (25.38%)
England		in liquidation	--- Quintonlord Limited (100.00%)
England	Share Scheme	active	--- R&SA 6 Limited (100.00%)
England		dormant	--- R&SA Global Network Limited (52.00%)
England	GEN INS	active	--- Royal & Sun Alliance Insurance (Global) Limited (100.00%)
England	GEN INS	active	--- British and Foreign Marine Insurance Company Limited (14.31%)
England	GEN INS	active	--- The Marine Insurance Company Limited (15.00%)
Ireland	Holding Co	active	--- Royal & Sun Alliance (Ireland) Limited (100.00%)
India	IT services	in liquidation	--- Royal & Sun Alliance IT Solutions (India) Private Limited (100.00%)
England	GEN INS	active	--- Royal & Sun Alliance Life Holdings Limited (100.00%)
England	INS HOLD	dormant	--- Royal Life Holdings Limited (100.00%)
England		active	--- Royal & Sun Alliance Property Services Limited (100.00%)
England		dormant	--- M.I.Finance (Wakefield) Limited (99.02%)
northern ireland	Finance	active	--- McQuitty & Co Limited (100.00%)
England	GEN INS	active	--- Royal & Sun Alliance Reinsurance Limited (100.00%)
Uruguay	GEN INS	active	--- Royal & Sun Alliance Seguros (Uruguay) SA (27.33%)
Argentina		active	--- La Republica Compania Argentina de Seguros Generales SA (5.00%)
England	GEN INS	active	--- Royal Insurance (U.K.) Limited (100.00%)
Netherlands		active	--- Royal Insurance Global B.V. (100.00%)
England	Finance Leasing	active	--- Royal Insurance Leasing Limited (100.00%)
England		active	--- Royal Insurance Operational Services (UK) Limited (100.00%)
England	GEN INS	active	--- Royal International Insurance Holdings Limited (100.00%)
Chile		merger begun	--- Compania de Seguros Generales Cruz del Sur SA (99.999996%)
Singapore	GEN INS	active	--- Royal & Sun Alliance Insurance (Singapore) Limited (100.00%)
Chile	GEN INS	active	--- Royal & Sun Alliance Seguros (Chile) SA (95.85%)
Chile		active	--- Servilar SA (99.00%)
Chile		active	--- Unidad Latinoamericana Desarollo de Segurous Ltda (1.00%)
Venezuela	GEN INS	active	--- Royal & Sun Alliance Seguros (Venezuela) SA (99.79%)
Venezuela	Premium Finance	active	--- Inversiones Soporte CA (100.00%)
Ireland	INS HOLD	active	--- RSA Overseas Holdings (No 1) (0.19%)
USA	INS HOLD	active	--- Arrowpoint General Partnership (Delaware) (10.00%) - see *
USA		active	--- R&SA US Holdings (No. 1) Inc (10.00%)
USA		active	--- R&SA US (No. 2) Inc (100.00%)
Ireland	INS HOLD	active	--- RSA Overseas Holdings (No 2) (100.00)

ROYAL & SUN ALLIANCE INSURANCE GROUP PLC AND ITS GROUP SUBSIDIARIES	Structure Chart as at 01.05.06 ITEM 19 EXHIBIT NUMBER 8

Location	Principal Activity	Status	Company Name and Immediate parent shareholding

USA	INS HOLD	active	--- Arrowpoint General Partnership (Delaware) (90.00%) - see *
USA		active	--- R&SA US Holdings (No. 1) Inc (90.00%)
USA		active	--- R&SA US (No. 2) Inc (100.00%)
England	GEN INS	active	--- The Globe Insurance Company Limited (100.00%)
Chile		active	--- Compania de Seguros Generales Cruz del Sur SA (0.000004%)
Isle of Man	Reinsurance	active	--- Globe Reinsurance (I.O.M.) Limited (100.00%)
Bermuda		active	--- Intrepid Re Holdings Limited (38.50%)
Bermuda	Reinsurance	active	--- Intrepid Re Limited (100.00%)
Italy		dormant	--- Investment Srl (51.00%)
Netherlands	INS HOLD	active	--- Royal & SunAlliance Benelux Holdings NV (100.00%)
USA		active	--- Royal & SunAlliance Insurance Agency, Inc (100.00%)
Hong Kong	GEN INS	in liquidation	--- Royal & Sun Alliance Insurance (Hong Kong) Limited (100.00%)
Mexico	GEN INS	active	--- Royal & Sun Alliance Seguros (Mexico) S.A. de C.V. (100.00%)
Mexico		active	--- Royal & Sun Alliance Pensiones (Mexico) S.A. de C.V. (100.00%)
Kenya		active	--- Royal Insurance Company of East Africa Limited (15.00%)
Tanzania		active	--- Royal Insurance (Tanzania) Ltd (55.00%)
Malawi		active	--- Royal Insurance Company of Malawi (100.00%)
Bermuda		active	--- Royal Re Management (Bermuda) Limited (100.00%)
England		active	--- RSA Australian Investment Company Limited (100.00%)
England		dormant	--- RSA Australian Management Company Limited (100.00%)
Ireland		dormant	--- RSA Management Services (Ireland) Limited (100.00%)
Netherlands	INS HOLD	active	--- RSA Overseas (Netherlands) B.V. (100.00%)
England		in liquidation	--- R&SA Finance (100.00%)
Netherlands	INS HOLD	active	--- RSA Overseas Holdings B.V. (100.00%)
Denmark	INS HOLD	active	--- Codan A/S (71.66%)
Latvia	GEN INS	active	--- Balta A/S (51.90%)
Denmark		active	--- Codan Ejendomme II A/S (100.00%)
Denmark		active	--- Codan Forsikring A/S (100.00%)
Denmark		active	--- Besigtelses Kontoret af 1914 A/S (100.00%)
Denmark		active	--- Boligtorvet A/s (50.00%)
Denmark		active	--- Ejendomsselskabet Gammel Kongevej 60 Aps (100.00%)
Denmark	GEN INS	active	--- Forsikringsselskabet Privatsikring A/S (100.00%)
Denmark	GEN INS	active	--- Trekroner Forsikring A/S (100.00%)
Norway		active	--- Codan Marine services AS (100.00%)
Singapore	GEN INS	active	--- Haffina Pte Ltd (100.00%)
Lithuania	GEN INS	active	--- Lietuvos Draudimas AB (53.74%)
Lithuania	GEN INS	active	--- Lietuvos Draudimo Kreditu Draudimas UAB (49.00%)
England		dormant	--- LSU Limited (33.33%)
Sweden	GEN INS	active	--- Trygg Hansa Forsäkrings AB (100.00%)
Sweden		active	--- Aktsam Forsakringskonsult AB (100.00%)
Sweden	GEN INS	active	--- Försäkringsaktiebolaget Aktsam (100.00%)
Sweden		active	--- Framtidsegendom AB (100.00%)
Sweden	GEN INS	active	--- Holmia Livsforsäkring AB (100.00%)
Sweden		active	--- KB Trygg-Hansa Föorsäkringsservice AB (1.00%)
Sweden		active	--- Skotsam Invest AB (100.00%)
Sweden		active	--- Trygg-Hansa Försäkringsservice AB (100.00%)
Sweden		active	--- KB Trygg-Hansa Forsäkringsservice AB (99.00%)
Sweden		active	--- Tre Kronor Försäkrings AB (51.00%)
Sweden		active	--- Careonline Svenska AB (100.00%)
Sweden		active	--- Careonline Finska Oy (100.00%)
Sweden		active	--- Calculos AB (50%)
Sweden		active	--- Consulting AB (27.27%)
Canada	INS HOLD	active	--- Roins Holding Limited (100.00%)
Canada		active	--- 2763303 Canada Limited (100.00%)
Canada		active	--- 721811 Ontario Inc. (100.00%)
Canada		active	--- Stevenson and Hunt Insurance Brokers Limited (17.86%)
Canada		active	--- 788325 Ontario Inc (100.00%)
Canada		active	--- Bunnell, Hitchon, Campbell, Inc (24.90%)
Canada		active	--- 800989 Ontario Inc (100.00%)
Canada		active	--- D.M. Edwards Insurance Group Limited (25.00%)
Canada		active	--- 815168 Ontario Inc. (100.00%)
Canada		active	--- 821458 Ontario Inc (100.00%)
Canada		active	--- Brown Pineo Insurance and Financial Brokers Ltd. (21.25%)
Canada		active	--- Van Kempen Insurance Associates Ltd. (21.25%)
Canada		active	--- 859834 Ontario Inc (100.00%)
Canada		active	--- CMD Insurance Services Inc (13.32%)
Canada		active	--- 924431 Ontario Inc (100.00%)
Canada		active	--- Sarjeant Insurance Brokers Limited (12.00%)
Canada	INS HOLD	active	--- Roins Financial Services Limited (100.00%)
Canada	Holding Company	active	--- 3342484 Canada Limited (100.00%)
Canada		active	--- 1185215 Ontario Limited (20.00%)
Canada		active	--- First Cassie & Anderson Ltd. (100.00%)
Canada		active	--- Davidson de Laplante Insurance Brokers Ltd (9.99%)
Canada		active	--- Groupe Viau Inc. (20.00%)
Canada		active	--- Halpenny Insurance Brokers Limited (15.00%)
Canada		active	--- Pigeon Insurance Brokers & Risk Consultants Inc. (25.00%)
Canada		active	--- Ranger Insurance Brokers Ltd (24.98%)
Canada		active	--- Skillen-Squire Insurance Services Ltd. (9.95%)
Canada		active	--- Agilerus Investment Management Limited (100.00%)
Canada		active	--- Agilon Financial Inc. (100.00%)
Canada	GEN INS	active	--- Ascentus Insurance Ltd (100.00%)
Canada		active	--- Coast Underwriters Limited (85.4%)
Canada	GEN INS	active	--- Quebec Assurance Company (100.00%)
Canada		active	--- Noraxis Capital Corporation (100.00%)
Canada		active	--- Renfrew Insurance Ltd. (75.60%)
Canada		active	--- 571721 Alberta Ltd (100.00%)
Canada		active	--- Renfrew Life Insurance Brokers Inc(40.00%)
Canada		active	--- Renfrew Life Insurance Brokers Inc (60.00%)
Canada		active	--- The CG&B Group Inc. (75.40%)
Canada		active	--- CG&B Financial Services Inc. (99.90%)
Canada		active	--- CG&B Investment Services Inc (55.00%)
Canada	GEN INS	active	--- Royal & Sun Alliance Insurance Company of Canada (100.00%)
Canada	INS HOLD	active	--- The Johnson Corporation (100.00%)
Canada		active	--- Johnson Inc (100.00%)
Canada		active	--- Leong Crouse Dorgan Partners Inc. (50.00%)
Canada		active	--- Johnson Claims Inc (100.00%)
Canada		active	--- Morgex Finance Ltd. (100.00%)

ROYAL & SUN ALLIANCE INSURANCE GROUP PLC AND ITS GROUP SUBSIDIARIES	Structure Chart as at 01.05.06 ITEM 19 EXHIBIT NUMBER 8

Location	Principal Activity	Status	Company Name and Immediate parent shareholding

Canada		active	--- Johnson, L Inc (100.00%)
Canada	GEN INS	active	--- Unifund Assurance Company (100.00%)
Canada		active	--- Unifund Adjusting Inc (100.00%)
Canada	GEN INS	active	--- Western Assurance Company (100.00%)
Netherlands	INS HOLD	active	--- Sun Alliance Finance B.V. (100.00%)
Isle of Man	INS HOLD	in liquidation	--- Royal & Sun Alliance European Life & Investment Holdings Limited (100.00%)
Isle of Man	INS HOLD	active	--- RSA Manx Holdings Limited (100.00%)
Chile	INS HOLD	active	--- RSA Chilean Holdings SA (100.00%)
Chile	GEN INS	active	--- Royal & Sun Alliance Seguros (Chile) SA (0.59%)
Chile		active	--- Unidad Latinoamericana Desarollo de Segurous Ltda (1.00%)
Chile		active	--- Unidad Latinoamericana Desarollo de Segurous Ltda (99.00%)
Luxembourg	INS HOLD	in liquidation	--- RSA Overseas Holdings (Luxembourg) (No 1) SARL (100.00%)
Ireland	INS HOLD	active	--- RSA Overseas Holdings (No 1) (99.81%)
USA	INS HOLD	active	--- Arrowpoint General Partnership (Delaware) (10.00%) - see *
USA		active	--- R&SA US Holdings (No. 1) Inc (10.00%)
USA		active	--- R&SA US (No. 2) Inc (100.00%)
Ireland	INS HOLD	active	--- RSA Overseas Holdings (No 2) (100.00)
USA	INS HOLD	active	--- Arrowpoint General Partnership (Delaware) (90.00%) - see *
USA		active	--- R&SA US Holdings (No. 1) Inc (90.00%)
USA		active	--- R&SA US (No. 2) Inc (100.00%)
England		active	--- RSA Overseas Holdings (UK) Limited (100.00%)
Ireland		active	--- RSA Overseas (No 3) (100.00%)
Thailand	GEN INS	active	--- Syn Mun Kong Insurance Public Company Limited (20.00%)
Isle of Man	GEN INS	active	--- Tower Insurance Company Limited (100.00%)
Isle of Man	Risk Management Services	active	--- Royal Insurance Service Company (Isle of Man) Limited (100.00%)
England		dormant	--- Royal Life Building and Construction Limited (100.00%)
England		in liquidation	--- Royal Life Estates (North West) Limited (100.00%)
England		in liquidation	--- Royal Life Estates (South) Limited (100.00%)
India	GEN INS	active	--- Royal Sundaram Alliance Insurance Company Limited (26.00%)
England		dormant	--- RSA Challenge Limited (100.00%)
England		dormant	--- RSA Claims Management Limited (100.00%)
England		dormant	--- RSA Engineering Limited (100.00%)
England		in liquidation	--- Russell Manning (W.P.) LIMITED (100.00%)
Peru		active	--- Servicios e Inversiones Fenper SA (99.90%)
England		in liquidation	--- Stump Properties Limited(100.00%)
England	GEN INS	active	--- Sun Alliance and London Insurance plc (100.00%)
England		dormant	--- Acrecrest Limited (100.00%)
England		dormant	--- Beacon Insurance Company Limited (100.00%)
England	GEN INS	active	--- British Aviation Insurance Company Limited (29.74%)
England	GEN INS	active	--- Elders Insurance Company Limited (100.00%)
England	GEN INS	active	--- Fortress Insurance Company Limited (100.00%)
England	GEN INS	active	--- Guildhall Insurance Company Limited (100.00%)
England		active	--- Reinsurance Group Managers Limited (25.00%)
England	GEN INS	active	--- Liverpool Marine and General Insurance Company Limited (100.00%)
England	GEN INS	active	--- London Guarantee & Reinsurance Company Limited (100.00%)
England		dormant	--- Mynshul Group Limited (99.99%)
England		dormant	--- Mynshul Holdings Limited (100.00%)
England		dormant	--- Mynshul Finance Limited (100.00%)
England		dormant	--- Lancashire Financial Services Limited (100.00%)
England		dormant	--- Mynshul Asset Finance Limited (100.00%)
England		dormant	--- Mynshul Trust Limited (100.00%)
England		dormant	--- Mynshul Insurance Services Limited (100.00%)
England		dormant	--- Mynshul Financial Services Limited (100.00%)
England	Property Investment	active	--- R&SA 1 Limited (100.00%)
England		dormant	--- Property Growth (Holdings) Limited (100.00%)
England	GEN INS	active	--- Sun Alliance Insurance International Limited (100.00%)
England		dormant	--- Directors & Officers Limited (100.00%)
England		dormant	--- Hazard Management Limited (100.00%)
England	GEN INS	active	--- National Vulcan Engineering Insurance Group Limited (100.00%)
England		dormant	--- Vulcan Boiler Engineering Services Limited (100.00%)
England		dormant	--- Sun Alliance Financial Risks Limited (100.00%)
England	finance	active	--- Sun Alliance Insurance UK Limited (100.00%)
England	Marketing	active	--- Lausor No. 2 Limited (100.00%)
England		dormant	--- R&SA 4 Limited (100.00%)
England		dormant	--- R&SA 3 Limited (100.00%)
England	GEN INS	active	--- The National Transit Insurance Company Limited (100.00%)
England	Maintenance	active	--- Sun Alliance Management Services Limited (100.00%)
Japan	Management Services	in liquidation	--- RSA Services KK (Japan) (100.00%)
Scotland	GEN INS	active	--- The Century Insurance Company Limited (100.00%)
England	GEN INS	active	--- The Northern Maritime Insurance Company Limited (100.00%)
England	GEN INS	active	--- The Union Marine and General Insurance Company Limited (100.00%)
England	holding co	active	--- Sun Alliance Insurance Overseas Limited (100.00%)
England	GEN INS	active	--- Alliance Assurance Company Limited (100.00%)
Thailand	INS HOLD	in liquidation	--- Bartholomew Holdings Limited (99.99%)
Thailand	INS HOLD	in liquidation	--- Castle Holdings Limited (50.98%)
Thailand	INS HOLD	in liquidation	--- Cremome Holdings Limited (50.98%)
Thailand	INS HOLD	in liquidation	--- Castle Holdings Limited (49.02%)
Thailand	INS HOLD	in liquidation	--- Cremome Holdings Limited (49.02%)
Italy		dormant	--- Investment Srl (49.00%)
England		dormant	--- R&SA 2 Limited (100.00%)
Netherlands Antilles & Aruba	GEN INS	active	--- Royal & Sun Alliance Insurance (Antilles) NV (51.00%)
Bahrain	GEN INS	active	--- Royal & Sun Alliance Insurance (Middle East) Limited (E.C.) (50.001%)
Oman		active	--- Royal & Sun Alliance Insurance-Oman SAOC (67.00%)
Egypt		active	--- Royal & Sun Alliance Insurance (Egypt) S.A.E (51.00%)
France	GEN INS	active	--- Royal & Sun Alliance SA (100.00%)
Argentina	GEN INS	active	--- Royal & Sun Alliance Seguros (Argentina) SA (100.00%)
Brazil	GEN INS	active	--- Royal & Sun Alliance Seguros (Brasil) SA (100.00%)
Colombia	GEN INS	active	--- Royal & Sun Alliance Seguros (Colombia) S.A. (86.47%)
Colombia	Non-Insurance	active	--- Compania Inversionista Colombiana (20.00%)
Colombia	Non-Insurance	active	--- Inmobiliaria Fenix SA (5.10%)
Colombia	LIFE INS	active	--- Royal & Sun Alliance Seguros de Vida (Colombia) S.A. (35.37%)
Colombia	Non-Insurance	active	--- Compania Inversionista Colombiana (80.00%) - subsidiaries already shown
Colombia	Non-Insurance	active	--- Inmobiliaria Fenix SA (94.90%) - subsidiaries already shown
Colombia	LIFE INS	active	--- Royal & Sun Alliance Seguros de Vida (Colombia) S.A. (64.62%) - subsidiaries already shown
Uruguay	GEN INS	active	--- Royal & Sun Alliance Seguros (Uruguay) SA (72.67%)
Argentina		active	--- La Republica Compania Argentina de Seguros Generales SA (95.00%)
England	GEN INS	active	--- Sun Insurance Office Limited (100.00%)

ROYAL & SUN ALLIANCE INSURANCE GROUP PLC AND ITS GROUP SUBSIDIARIES	Structure Chart as at 01.05.06 ITEM 19 EXHIBIT NUMBER 8

Location	Principal Activity	Status	Company Name and Immediate parent shareholding

England	GEN INS	active	--- Tariff Reinsurances Limited (100.00%)
England	GEN INS	active	--- The London Assurance (100.00%)
England		dormant	--- Auk Insurance Company Limited (100.00%)
Malaysia	GEN INS	active	--- Royal & Sun Alliance Insurance (Malaysia) BHD (45.00%)
England	GEN INS	active	--- The Sea Insurance Company Limited (100.00%)
Ireland		dormant	--- The Patriotic Assurance Company Limited (100.00%)
England		dormant	--- R&SA 5 Limited (100.00%)
England	GEN INS	active	--- The Marine Insurance Company Limited (85.00%)
England	GEN INS	active	--- The Pennine Insurance Company Limited (100.00%)
England	real estate	active	--- Westgate Properties Limited (100.00%)
England		dormant	--- William H Brown Limited (100.00%)
England		active	--- Royal & Sun Alliance Pension Trustee Limited (100.00%)
England	Management	active	--- RSA Accident Repairs Limited (100.00%)
England	Holding Co	active	--- RSA CRS (US) LIMITED (100.00%)
USA		active	--- Custom Risk Solutions, LLC (33.33%)
England	Holding Co	active	--- RSA E-HOLDINGS LIMITED (100.00%)
England	Finance	active	--- COVERCLICK.COM LIMITED (100.00%)
England		active	--- COVERCLICK SERVICES LIMITED (100.00%)
England		in liquidation	--- Lausor No. 1 Limited (100.00%)
England		in liquidation	--- Propertyxchange Limited (100.00%)
England		in liquidation	--- Propertyxchange.net Limited (100.00%)
England		in liquidation	--- Propertyxchange.org Limited (100.00%)
England		active	--- Rightmove.co.uk Limited (4.9%)
England		in liquidation	--- RSA Global eVentures Limited (100.00%)
England		in liquidation	--- Usecolor Limited (100.00%)
England		active	--- VineWorld Limited (20.81%)
England		in liquidation	--- Vital2Me Limited (100.00%)
England	IT	in liquidation	--- Wharfdome Limited (100.00%)
England		dormant	--- Sun Alliance Managed Pensions Services Limited (100.00%)
England		dormant	--- Sun Alliance Pension Scheme Investment Management Limited (100.00%)
England		dormant	--- Sun Alliance Property Construction Limited (99.97%)
England		in liquidation	--- The Leasing Service Limited (100.00%)
England		dormant	--- The Westminster Fire Office Limited (100.00%)
England		dormant	--- Truscotts Estate Agency Limited (100.00%)
England		in liquidation	--- Usecolor.com Limited (100.00%)
England		active	--- Vital Online Limited (20.00%)
England		dormant	--- Sal Pension Fund Limited (100.00%)
England	Trustee to pension plan	active	--- Sun Alliance Fund Management Limited (100.00%)
England	Commercial Loans	active	--- Sun Alliance Mortgage Company Limited (100.00%)
England	Holding Co	active	--- Swinchan Holdings Limited (100.00%)
England		in liquidation	--- Armitage Parfitt (Northern) Limited (100.00%)
England		dormant	--- CASCADE NO. 1 LIMITED (100.00%)
England		dormant	--- CASCADE NO. 11 LIMITED (100.00%)
England		dormant	--- CASCADE NO. 2 LIMITED (100.00%)
England		dormant	--- CASCADE NO. 3 LIMITED (100.00%)
England		dormant	--- CASCADE NO. 4 LIMITED (100.00%)
England		dormant	--- Stuart Hall Travel Limited (70.20%)
England		dormant	--- CASCADE NO. 5 LIMITED (100.00%)
England		dormant	--- CASCADE NO. 6 LIMITED (100.00%)
England		dormant	--- CASCADE NO. 7 LIMITED (100.00%)
England		dormant	--- CASCADE NO. 8 LIMITED (100.00%)
England		dormant	--- CASCADE NO. 9 LIMITED (100.00%)
England		in liquidation	--- Creswood Limited (100.00%)
England		dormant	--- Fowden Brothers Limited (100.00%)
England		dormant	--- Hallco 593 Limited (100.00%)
England		dormant	--- Hatfield Group of Companies Limited (100.00%)
England		dormant	--- Hatfield Insurance Services Limited (100.00%)
England		dormant	--- Home Cover Limited (100.00%)
England		dormant	--- Inter-City Leasing Limited (100.00%)
England		dormant	--- J S Realization Number Ten Limited (100.00%)
England		dormant	--- J.S Realization Number Four Limited (100.00%)
England		dormant	--- J.S. Realization Number Eight Limited (100.00%)
England		dormant	--- J.S. Realization Number Five Limited (100.00%)
England		dormant	--- J.S. Realization Number Seven Limited (100.00%)
England		dormant	--- J.S. Realization Number Six Limited (100.00%)
England		dormant	--- J.S. Realization Number Three Limited (100.00%)
England		in liquidation	--- John Buckingham (Sheffield) Limited (100.00%)
England		dormant	--- Marlborough Investments Limited (100.00%)
England		dormant	--- Matchline Limited (100.00)
England		in liquidation	--- Palmer Hill & Co. Limited (100.00%)
England		in liquidation	--- Palmer Hill (Insurance Services) Limited (100.00%)
England		in liquidation	--- Rulemace Limited (100.00%)
England		dormant	--- Surfeal Holdings Limited (100.00%)
England		dormant	--- Surfeal Limited (100.00%)
England		in liquidation	--- Switchquote Limited (100.00%)
England		dormant	--- Wantage Limited (100.00%)
England		dormant	--- West Midland Trust Limited (100.00%)
England		dormant	--- The London Assurance Nominees Limited (100.00%)
England		dormant	--- Mynshul Group Limited (0.01%)
England		dormant	--- Mynshul Holdings Limited (100%)
England		dormant	--- Mynshul Finance Limited (100.00%)
England		dormant	--- Lancashire Financial Services Limited (100.00%)
England		dormant	--- Mynshul Asset Finance Limited (100.00%)
England		dormant	--- Mynshul Trust Limited (100.00%)
England		dormant	--- Mynshul Insurance Services Limited (100.00%)
England		dormant	--- Mynshul Financial Services Limited (100.00%)

USA	INS HOLD	active	* Arrowpoint General Partnership (Delaware)
USA		active	--- R&SA US (No. 3) LLC (100.00%)
USA	INS HOLD	active	--- Royal & Sun Alliance USA, Inc. (Delaware) (100.00%)
USA	INS HOLD	active	--- Royal Group Inc.(100.00%)
USA		active	--- Alternative Risk Transfer Insurance Strategies Inc (Connecticut) (20.00%)
Bermuda	GEN INS	active	--- Century Insurance Company (Bermuda) Ltd (100.00%)
Bermuda	GEN INS	active	--- Financial Structures Limited (100.00%)
USA	INS HOLD	active	--- Orion Capital Corporation (Delaware) (92.20%) - see **
USA		active	--- FSL Advisors Inc (North Carolina) (100.00%)

ROYAL & SUN ALLIANCE INSURANCE GROUP PLC AND ITS GROUP SUBSIDIARIES	Structure Chart as at 01.05.06 ITEM 19 EXHIBIT NUMBER 8

Location	Principal Activity	Status	Company Name and Immediate parent shareholding

USA		active	--- Royal Warranty Services Inc. (Florida) (100.00%)
USA	Real Estate	active	--- Royal Holdings Inc (North Carolina) (100.00%)
USA	Real Estate	active	--- Royal & SunAlliance Properties, Inc (North Carolina) ( 100%)
USA	GEN INS	active	--- Royal Indemnity Company (Delaware) (100.00%)
USA	Holding Company	active	--- B.E.I. Services Inc (Delaware) (100.00%)
USA		active	--- Protected Settlements INC (North Caolina)(100.00%)
USA		active	--- Shield Management INC (New York)(100.00%)
USA	INS HOLD	active	--- Orion Capital Corporation (Delaware) (1.00%)
USA	INS HOLD	active	--- OrionAuto Inc (Colorado) (57.90%) - see ***
USA	GEN INS	active	--- Royal Surplus Lines Insurance Company (Connecticut) (100.00%)
USA		active	--- RSA Financial Services Inc (Delaware) (87.71%)
USA		active	--- Royal Investment Management Company (Michigan) (100.00%)
USA	Non-Profit	active	--- The Royal & Sun Alliance Insurance Foundation Inc (North Carolina) (100.00%)

USA	INS HOLD	active	** Orion Capital Corporation (Delaware)
USA		active	--- JABAWWAT Inc (Delaware) (100.00%)
USA		active	--- EFC Property Management Inc (California) (100.00%)
USA	INS HOLD	active	--- Orion Capital Corporation (Delaware) (2.40%) See **
USA	INS HOLD	active	--- Orion Capital Corporation (Delaware) (0.30%) See **
USA		active	--- Alternative Risk Transfer Insurance Strategies, Inc (Connecticut) (80.00%)
USA		active	--- EBI Companies, Inc (Connecticut) (100.00%)
USA	GEN INS	active	--- Security Insurance Company of Hartford (Connecticut) (100.00%)
USA		active	--- EBI Consulting Services, Inc (California) (100.00%)
USA	INS HOLD	active	--- Orion Capital Corporation (Delaware) (2.70%) See **
USA	INS HOLD	active	--- OrionAuto Inc (Colorado) (42.10%) - see ***
USA		active	--- RSA Financial Services Inc (Delaware) (12.29%)
USA		active	--- SecurityRe, Inc (Connecticut) (100.00%)
USA	INS HOLD	active	--- Orion Capital Corporation (Delaware) (1.4%) See **

USA	INS HOLD	active	*** OrionAuto Inc (Colorado)
USA	GEN INS	active	--- Guaranty National Insurance Company (Connecticut) (100.00%)
USA		active	--- Intercon General Agency, Inc. (Texas) (100.00%)
USA		active	--- Orion Warranty Services Company (Colorado) (100.00%)